Exhibit 23.2




                          Independent Auditors' Consent




The Board of Directors
Valley Financial Corporation


We consent to the incorporation by reference in this Registration Statement of Valley Financial Corporation on Form S-8 of our report dated January 14, 2000, appearing in the Annual Report on Form 10-KSB of Valley Financial Corporation for the year ended December 31, 1999..


                                                     LARROWE & CO., P.L.C.




Galax, Virginia
September 21, 2000